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                                                                    EXHIBIT 99.3

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his knowledge, that the registrant's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                                  /s/ KARI STEFANSSON
                                          --------------------------------------
                                                   Dr. Kari Stefansson
                                          President and Chief Executive Officer

Dated: April 15, 2003

                                                  /s/ LANCE THIBAULT
                                          --------------------------------------
                                                      Lance Thibault
                                          Chief Financial Officer and Treasurer

Dated: April 15, 2003

     A signed original of this written statement required by Section 906 has been furnished to deCODE genetics, Inc. and will be retained be deCODE genetics, Inc. and furnished to the Securities and Exchange Commission or staff upon request.